TOUCHSTONE MID CAP VALUE FUND                                 SUMMARY PROSPECTUS
CLASS A TICKER: TCVAX    CLASS C TICKER: TMFCX                JANUARY 28, 2010
CLASS Y TICKER: TCVYX    INSTITUTIONAL SHARES TICKER: TCVIX

Before you invest, you may want to review the fund's Prospectus, which contains information about the fund and its risks. The fund's Prospectus and Statement of Additional Information, both dated January 28, 2010, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the fund's Prospectus and other information about the fund, go to www.TouchstoneInvestments.com/home/formslit/, call 1.800.543.0407, or ask any financial advisor, bank, or broker-dealer who offers shares of the fund.

THE FUND'S INVESTMENT GOAL

The Touchstone Mid Cap Value Fund seeks capital appreciation.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus and in the section entitled "Purchase and Redemption of Shares" in the Fund's Statement of Additional Information.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                           Class A           Class C            Class Y           Institutional
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
Maximum Sales Charge Imposed on
    Purchases (as a percentage of offering price)           5.75%              None               None             None
Maximum Deferred Sales Charge
    (as a percentage of original purchase price
    or the amount redeemed, whichever is less)              None               1.00%              None             None
Wire Redemption Fee                                         Up to $15          Up to $15          None             None
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
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
----------------------------------------------------------------------------------------------------------------------------------
Management Fees                                             0.85%              0.85%             0.85%           0.85%
Distribution and/or Service (12b-1) Fees                    0.25%              1.00%             None            None
Other Expenses(1)                                           1.79%              1.79%             1.79%           2.25%
Total Annual Fund Operating Expenses                        2.89%              3.64%             2.64%           3.10%
Fee Waiver and/or Expense Reimbursement(2)                  1.60%              1.60%             1.60%           2.21%
Total Annual Fund Operating Expenses After Fee Waiver
       and/or Expense Reimbursement                         1.29%              2.04%             1.04%           0.89%
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

(1) "Other Expenses" are based on estimated amounts for the current fiscal year.

(2) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.29%, 2.04%, 1.04% and 0.89% for Class A shares, Class C shares, Class Y shares and Institutional shares, respectively. This expense limitation will remain in effect until at least January 27, 2011 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholder.. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                                    Assuming No
                                             Assuming Redemption at End of Period                   Redemption
                                   Class A          Class C          Class Y     Institutional       Class C
1 Year                              $699             $307             $106           $91               $207
3 Years                             $1,276           $967             $668           $749              $967
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

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. The Fund's portfolio turnover rate is not included because the Fund had not commenced operations as of September 30, 2009.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Mid Cap Value Fund invests, under normal conditions, at least 80% of its net assets (including borrowings for investment purposes) in common stocks of medium capitalization companies. This is a non-fundamental policy that the Fund can change upon 60 days' prior notice to shareholders. For purposes of the Fund, a medium capitalization company has a market capitalization within the range of market capitalization represented in the Russell Midcap Index (between $829 million and $12.2 billion at the time of its most recent reconstitution on May 31, 2009) at the time of purchase. The size of the companies in the Russell Mid Cap Index will change with market conditions.

The Sub-Advisor, Lee Munder Capital Group, LLC ("LMCG") employs a fundamental investment process which seeks to identify companies which it believes are selling at a discount to their intrinsic value. In the first step of the investment process, LMCG employs five valuation screens that seek to identify the most attractively priced mid cap securities. In evaluating and selecting potential investments for the Fund, LMCG completes in-depth research and analysis on the securities that pass the valuation screens in an effort to identify leading companies selling at attractive valuations. The research and analysis include an examination of financial statements and assessments of the management team, the company's competitive strategy and its current market position. LMCG generally limits the Fund's weight in a sector to 10% over or under the sector's weight in the Russell Midcap Value Index, except for the financial sector, which may be underweighted by up to 15%. The Fund will hold approximately 60 to 80 securities. LMCG will generally sell a security when it no longer passes the valuation screens, reaches a price target, or its prospects for appreciation have diminished.

THE PRINCIPAL RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation. The Fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium companies may have more limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium cap company stocks may be more volatile than stocks of larger companies.

This Fund should only be purchased by investors seeking capital appreciation who can withstand the share price volatility of mid cap equity investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE

The Fund's performance information is only shown when the Fund has had a full calendar year of operations. Since the Fund began operations in October 2009, there is no performance information included in this Prospectus.

INVESTMENT ADVISOR                          INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.                   Lee Munder Capital Group, LLC

PORTFOLIO MANAGER(S)

Peter Zuger, CFA
Co-Portfolio Manager
Managing the Fund since 2009

Donald Cleven, CFA
Co-Portfolio Manager
Managing the Fund since 2009

BUYING AND SELLING FUND SHARES

Minimum Investment Requirements
-------------------------------

                                                                CLASS A AND CLASS C                          CLASS Y
                                                            Initial          Additional               Initial         Additional
                                                          Investment         Investment             Investment        Investment
----------------------------------------------------------------------------------------------------------------------------------
Regular Account                                           $     2,500       $         50           $      2,500       None
Retirement Account or Custodial Account under
      the Uniform Gifts/Transfers to Minors Act           $     1,000       $         50           None               None
Investments through the Automatic Investment Plan         $       100       $         50           None               None
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
                                                                 INSTITUTIONAL
                                                            Initial         Additional
                                                          Investment        Investment
----------------------------------------------------------------------------------------------------------------------------------
Regular Account                                           $   500,000       None
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

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor. Class Y shares are available only through your financial institution. Institutional shares are available through Touchstone Securities, Inc. or your financial institution. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.